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                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                         --------

                                         FORM 8-K

                                      CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the Securities
                                   Exchange Act of 1934

                                         --------

                                      APRIL 19, 1999
                              (Date of earliest event reported)

                                   NOBEL INSURANCE LIMITED
                    (Exact name of registrant as specified in its charter)

       ISLANDS OF BERMUDA                0-10071                        98-0076395
(State or other jurisdiction of  (Commission file number)  (I.R.S. employer identification no.)
 incorporation or organization)

                                        VALLIS BUILDING
                                     50 PAR-LA-VILLE ROAD
                                    HAMILTON, BERMUDA HM 11
                            (Address of principal executive offices)

                                         441-292-7104
                                (Registrant's telephone number,
                                      including area code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 19, 1999, the Company's Liquidator engaged Deloitte & Touche as the Company's new certifying accountant to audit the Company's financial statements for the year ended and as of December 31, 1998. The Company has not consulted Deloitte & Touche prior to the engagement with respect to any matter of accounting principles or practices, financial disclosure, auditing scope or procedure, or any disagreement with Company's previous independent public accountant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired: Not applicable.

     (b)  Pro forma financial information: Not applicable.

     (c)  Exhibits: Not applicable.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NOBEL INSURANCE LIMITED


Dated: June 2, 1999                    By: /s/ MALCOLM BUTTERFIELD
                                          ------------------------------------
                                               Malcolm Butterfield, Liquidator